UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  March 9, 2007
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Roma Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                    0-52000               51-0533946
 ----------------------------       ---------------          -------------
 (State or other jurisdiction       (SEC Commission          (IRS Employer
     of incorporation)                 File No.)          Identification Number)

2300 Route 33, Robbinsville, New Jersey                          08691
---------------------------------------                          -----
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (609) 223-8300
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act
___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02  Results of Operations and Financial Condition.

         The Registrant is filing this Current Report on Form 8-K to report the issuance of a press release on March 9, 2007 disclosing its results of operations for the quarter ended December 31, 2006. A copy of the press release is included with this Form 8-K as an exhibit.


Item 9.01  Financial Statements and Exhibits.

         (d) Exhibits

         Exhibit 99 -- Press Release

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             ROMA FINANCIAL CORPORATION


Date: March 14, 2007                         By:   /s/Margaret T. Norton
                                                   -----------------------------
                                                   Margaret T. Norton
                                                   Senior Vice President and
                                                     Corporate Secretary